Phoenix Duff & Phelps Institutional Mutual Funds
                     Supplement Dated March 3, 1998 for the
            Real Estate Equity Securities Portfolio in the Prospectus
        and Statement of Additional Information dated September 30, 1997


     The Board of Trustees of the Fund has approved the assignment of the Investment Advisory Agreement between the Fund, on behalf of the Real Estate Equity Securities Portfolio, and Phoenix Realty Securities, Inc. ("PRS") to Duff & Phelps Investment Management Co. ("DPIM"). Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co. are affiliates under the common control of Phoenix Home Life Mutual Insurance Company. As a result, upon the advice of counsel the Trustees concluded that this assignment of the Investment Advisory Agreement did not constitute a change in control as defined under the Investment Company Act of 1940. DPIM has replaced PRS as the new Adviser under the terms of the original Investment Advisory Agreement. By this supplement, all references to PRS in the Prospectus and Statement of Additional Information are hereby replaced by DPIM. Simultaneously, the Portfolio Manager for the Real Estate Portfolio is Michael Schatt. All references to a Co-Manager are hereby deleted.